DIEHL GRAPHSOFT, INC.

                    AMENDED AND RESTATED STOCK OPTION PLAN

1.    Establishment, Purpose, and Types of Awards

      DIEHL GRAPHSOFT, INC. (the "Corporation"), which formerly established the STOCK OPTION PLAN OF DIEHL GRAPHSOFT, INC., now finds it desirable to amend and restate said plan to (i) expand the number of shares issuable pursuant to options granted under the plan, (ii) expand the types of options available for award under the plan, and (iii) otherwise modify the terms and conditions of the plan, and does hereby establish the DIEHL GRAPHSOFT, INC. AMENDED AND RESTATED STOCK OPTION PLAN (hereinafter referred to as the "Plan").

      The purpose of the Plan is to promote the long-term growth and profitability of the Corporation (i) by providing employees and other key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) by enabling the Corporation to attract, retain, and reward the best available persons for positions of substantial responsibility.

      The Plan permits the granting of nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, or any combination of the foregoing (collectively, "Options").

2.    Definitions

      Under this Plan, except where the context otherwise indicates, the following definitions apply:

      (a)   "Board" shall mean the Board of Directors of the Corporation.

      (b) "Change in Control" shall mean (i) any sale, exchange, or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation, or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

      (d) "Common Stock" shall mean shares of common stock of the Corporation, par value of $.01 per share.

      (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the average of the closing bid and asked prices, regular way, on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ-National Market, any day other than a Saturday, a Sunday, or a day in which banking institutions in the State of New York are closed.

      (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

      (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

      (i) "Option" shall mean a contractual right to purchase from the Corporation a specified number of shares of Common Stock at a specified price.

      (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

      (k) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

      (l) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.    Administration

      (a) Procedure. The Plan shall be administered by the Board. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of an Option to him or her.

      (b) Powers of the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options, and establish programs for granting Options. The Board shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

             (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

             (ii)  determine the types of Options to be granted,

            (iii) determine the number of shares to be covered by each Option,

             (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Board shall deem appropriate,

             (v) modify, extend, or renew outstanding Options, accept the surrender of outstanding Options, and substitute new Options,

            (vi) accelerate or otherwise change the time in which an Option may be exercised and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Option, including, but not limited to, any restriction or condition with respect to the exercisability of an Option following termination of any grantee's employment, and,

            (vii) to establish objectives and conditions, if any, for earning Options and determining whether Options will be granted after the end of a performance period.

The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same, all within the Board's sole and absolute discretion.

      (c) Limited Liability. To the maximum extent permitted by law, no member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

      (d) Indemnification. To the maximum extent permitted by law, the members of the Board shall be indemnified by the Corporation in respect of all their activities under the Plan.

      (e) Effect of Board's Decision. All actions taken and decisions and determinations made by the Board on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Board's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan, and any other employee of the Corporation, and their respective successors in interest.

4.    Shares Available for the Plan

      Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased with respect to Options granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 300,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered, or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Option shall thereafter be shares with respect to which further Options may be granted under the Plan.

5.    Participation

      Participation in the Plan shall be open to all employees, directors, officers, and other key contributors (including independent contractors, consultants, and advisors) of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Board from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

6.    Stock Options

      Subject to the other applicable provisions of the Plan, the Board may from time to time grant to eligible participants awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

      (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Board may from time to time determine.

      (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Board; provided, however, that in no event shall the exercise price be less than 100% of the Fair Market Value of the shares determined as of the date the stock option is granted.

      (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Board may have prescribed, and/or such determinations, orders, or decisions as the Board may have made. Payment must be made in cash (or cash equivalents acceptable to the Board).

      If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm approved by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

      (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Board; provided, however, that in no event shall an Option be exercisable more than 10 years from the date it is granted. Prior to the exercise of the Option and delivery of the share certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

      (e) Restrictions on Incentive Stock Options. Incentive stock options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

            (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

            (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed 5 years.

            (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

            (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

            (v) Designation. No Option shall be an incentive stock option unless so designated by the Board at the time of grant or in the Grant Agreement evidencing such Option.

      (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Board shall determine appropriate from time to time.

7.    Withholding of Taxes

      The Corporation may require, as a condition to the exercise of any Option granted under the Plan, that the grantee pay to the Corporation in cash any federal, state, or local taxes of any kind required by law to be withheld with respect to such exercise. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to any exercise of an Option granted under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.    Transferability

      No Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.    Adjustments, Business Combinations, and Liquidations

      In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Board shall make such adjustments as it deems appropriate and equitable in the number, kind, and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

      In the event of any proposed Change in Control, the Board shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following:
(i) acceleration or change of the exercise dates of any Option;
(ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more options with respect to such other equity securities. Notwithstanding the foregoing, unless the holder of an Option that was granted under the Stock Option Plan Of Diehl Graphsoft, Inc. prior to the date that this amendment and restatement of the Plan becomes effective consents to a different course of action with respect to his outstanding Option, then upon a Change in Control such holder shall be entitled to receive, for the exercise price stated in the Option, that number of shares or other securities or property of the corporation resulting from such Change in Control to which each share of Common Stock deliverable upon exercise of the Option would have been entitled, upon such Change in Control, had the holder of such Option exercised his right to purchase and had said share of Common Stock been issued and outstanding, and had such holder been the holder of record of such share at the time of such event.

      The Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 9) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Option that was granted under the Stock Option Plan Of Diehl Graphsoft, Inc. prior to the date that this amendment and restatement of the Plan becomes effective, in the event that the Corporation shall at any time prior to the exercise of such Option make any distribution of its assets to holders of its Common Stock by liquidating or partial liquidating dividend or by way of return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the State of Maryland, then the holder of such Option who thereafter exercises the same after the date of record for the determination of those holders of Common Stock entitled to such distribution of assets shall be entitled to receive for the exercise price, in addition to each share of Common Stock, the amount of such assets (or at the option of the Corporation a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board in good faith) which would have been payable to such holder had he been the holder of record of such share of Common Stock receivable upon exercise of such Option on the record date for the determination of those entitled to such distribution.

      In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement,
(i) each grantee shall have the right to exercise his Option at any time after the commencement of the proceedings for such liquidation and dissolution up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Board may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Board may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date. The Corporation shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Option.

10.   Termination and Modification of the Plan

      The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or NASDAQ System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required to enable the Board to grant incentive stock options pursuant to the Plan.

      The Board shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Board may amend or modify the grant of any outstanding Option in any manner to the extent that the Board would have had the authority to make such Option as so modified or amended.

11.   Fractional Shares

      The Corporation shall not be required to issue fractional shares of Common Stock upon exercise of any Options granted under the Plan. If, by reason of any change made in the number of shares purchasable upon the exercise of Options pursuant to the provisions of Section 9 of the Plan, a grantee of an Option would be entitled to purchase a fractional interest in a share of Common Stock, such grantee shall only be entitled to receive from the Corporation an amount in cash equal to the current market value of such fractional interest.

12.   Non-Guarantee of Employment

      Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

13.   Termination of Employment

      For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Option, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment.

14.   Written Agreement

      Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board.

15.   Non-Uniform Determinations

      The Board's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount, and timing of such Options, the terms and provisions of such Options, and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

16.   Compliance with Securities Law

      Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or NASDAQ System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Board. All certificates for Common Stock delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or NASDAQ System upon which such securities are then listed or quoted, and any applicable Federal or state laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.   No Limit on Other Compensation Arrangements

      Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Board in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights, or phantom stock units otherwise than under the Plan.

18.   No Trust or Fund Created

      Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an award under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

19.   Governing Law

      The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations, or decisions made by the Board relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

20.   Plan Subject to Charter and By-Laws

      This Plan is subject to the Charter and By-Laws of the Corporation, as they may be amended from time to time.

21.   Effective Date; Termination Date

      The Plan, as herein amended and restated, is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve (12) months before or after such date. All Options granted under the Stock Option Plan Of Diehl Graphsoft, Inc. prior to the date that this amendment and restatement of the Plan becomes effective shall be and remain subject to the terms and provisions of the Stock Option Plan Of Diehl Graphsoft, Inc. as in effect at the time of such grant. No Option shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Options made under the Plan prior to such termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

Date Approved by the Board: _________________________

Date Approved by the Shareholders: ___________________